EXHIBIT 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of May 12, 2005 (“Amendment”), to the Amended and Restated Master Repurchase Agreement, dated as of February 18, 2005 (the “Repurchase Agreement”), each among IXIS REAL ESTATE CAPITAL INC. (“Buyer”), ENCORE CREDIT CORP. (“Encore”), ECC CAPITAL CORPORATION (“ECC”) and BRAVO CREDIT CORPORATION (“Bravo” and together with Encore and ECC, the “Seller”).

RECITALS

WHEREAS, the parties hereto have entered into the Repurchase Agreement;

WHEREAS, the parties hereto desire to modify the Repurchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

2.	Amendments.

a. Section 2 of the Repurchase Agreement is hereby amended by (i) deleting the word “and” at the end of clause (7) in the definition of “Asset Value”, (ii) renumbering clause (8) as clause (9), and (iii) adding the following as clause (8):

“(8) after giving effect to any requested Transaction, the aggregate Asset Value of all Jumbo Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Jumbo Sub-Limit; and”

b. Section 2 of the Repurchase Agreement is hereby amended by inserting Jumbo Mortgage Loan” in the definition of “Class” following “Interest-Only Mortgage Loan”.

c. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “FICO Sub-Limit” in its entirety and replacing it with the following:

““FICO Sub-Limit” shall mean, with respect to Mortgage Loans with FICO scores less than 550 and greater than or equal to 500, an amount not to exceed $80,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the FICO Sub-Limit to an amount not less than 16% of the then outstanding Purchase Price of the Transactions.”

d. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Interest-Only Sub-Limit” in its entirety and replacing it with the following:

““Interest-Only Sub-Limit” shall mean an amount not to exceed $150,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Interest-Only Sub-Limit to an amount not less than 30% of the then aggregate outstanding Purchase Price of the Transactions.”

e. Section 2 of the Repurchase Agreement is hereby amended by inserting the following definitions in such section in the appropriate alphabetical order:

““Acceptable Correspondent” shall mean a correspondent not rejected by Buyer in its sole discretion. Seller shall inform Buyer of any new proposed Acceptable Correspondent at least 5 Business Days prior to requesting a purchase of any related Correspondent Loan.”

““Correspondent Loan” shall mean an Eligible Asset, which in no event may be a Wet-Ink Mortgage Loan, originated by an Acceptable Correspondent. Correspondent Loans shall require a separate Transaction Request from that in connection with any other Eligible Asset.”

““Jumbo Mortgage Loan” shall mean an Eligible Asset which is secured by a First Lien Loan with an outstanding principal balance greater than $750,000 but less than or equal to $1,200,000.”

““Jumbo Sub-Limit” shall mean, as of any date of determination, an amount not to exceed $20,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Jumbo Sub-Limit to an amount not less than 4% of the then aggregate outstanding Purchase Price of the Transactions.”

f. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Maximum Amount” in its entirety and replacing it with the following:

““Maximum Amount” shall mean $500,000,000.”

g. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Non-Owner Occupied Sub-Limit” in its entirety and replacing it with the following:

““Non-Owner Occupied Sub-Limit” shall mean an amount not to exceed $40,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, upon written notice to Seller, to reduce the Non-Owner Occupied Sub-Limit to not less than 8% of the aggregate outstanding Purchase Price of the Transactions.”

h. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Second Lien Sub-Limit” in its entirety and replacing it with the following:

““Second Lien Sub-Limit” shall mean an amount not to exceed $50,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Second Lien Sub-Limit to an amount not less than 15% of the then aggregate outstanding Purchase Price of the Transactions.”

i. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Sub Prime C Sub-Limit” in its entirety and replacing it with the following:

““Sub-Prime C Sub-Limit” shall mean, as of any date of determination, an amount not to exceed $25,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Sub-Prime C Sub-Limit to an amount not less than 5% of the then aggregate outstanding Purchase Price of the Transactions.”

j. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

““Termination Date” shall mean the date which is 364 days from the date of Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of May 12, 2005, among Encore, ECC, Bravo and Buyer, which shall be May 11, 2006 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as may be extended pursuant to Section 3(m).”

k. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Townhouse/Condominium Sub-Limit” in its entirety and replacing it with the following:

“Townhouse/Condominium Sub-Limit” shall mean an amount not to exceed $50,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Second Lien Sub-Limit to an amount not less than 10% of the then aggregate outstanding Purchase Price of the Transactions.”

l. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Wet-Ink Sub-Limit” in its entirety and replacing it with the following:

“Wet-Ink Sub-Limit” shall mean an amount not to exceed $200,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Second Lien Sub-Limit to an amount not less than 40% of the then aggregate outstanding Purchase Price of the Transactions.”

m. Section 3(c) of the Repurchase Agreement is hereby amended by adding the following language to the end of the first paragraph therein:

“A separate Transaction Request shall be required for Transactions involving Correspondent Loans.”

n. Section 3(o) of the Repurchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following:

“In the event Seller fails to maintain an average aggregate principal balance of Transactions outstanding hereunder over each three-month period, measured quarterly beginning on June 30, 2005, which balance shall be equal to at least 50% of the Required Amount, Seller shall pay to Buyer, within 3 Business Days of such measurement day, a non-use fee equal to 15 basis points (0.15%) per annum on the unused portion of the Required Amount during such three month or shorter period. When used above, “Required Amount” shall mean (x) $250,000,000, if prior to June 30, 2005 and (y) $500,000,000, if after June 30, 2005.”

o. Section 11(t) of the Repurchase Agreement is hereby amended by deleting the words “no later than the tenth (10th) calendar day of each month” in the first sentence thereof and replacing them with the following:

“on a quarterly basis within the timeframe as is required for filings with the SEC”

p. Schedule 1 to the Repurchase Agreement is hereby amended by deleting “750,000” in clause (63) and replacing it with “$1,200,000”.

q. Exhibit I to the Repurchase Agreement – Form of Transaction Request is hereby amended by adding the following language below the item beginning with “Eligible Assets requested to be Purchased”:

“Correspondent Loans: [Yes or No]”

3. Ratification of Agreement. Except as modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

IXIS REAL ESTATE CAPITAL INC.

By:	/s/ Anthony Malanga
Name:	Anthony Malanga
Title:	Managing Director

By:	/s/ Kathy Lynch
Name:	Kathy Lynch
Title:	Director

ENCORE CREDIT CORP.

By:	/s/ William E. Moffatt
Name:	William E. Moffatt
Title:	Treasurer

ECC CAPITAL CORPORATION

By:	/s/ William E. Moffatt
Name:	William E. Moffatt
Title:	Treasurer

BRAVO CREDIT CORPORATION

By:	/s/ William E. Moffatt
Name:	William E. Moffatt
Title:	Treasurer